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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------
                                    FORM 8-K
                                 ---------------


                             Current Report Pursuant
                         To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                           June 2, 2000 (May 31, 2000)
                Date of Report (Date of Earliest Event Reported)


                             LASER POWER CORPORATION
             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                         (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)

              000-22625                                   95-3423358
        COMMISSION FILE NUMBER                         (I.R.S. EMPLOYER
                                                   IDENTIFICATION NUMBER)


          36570 BRIGGS ROAD
         MURRIETA, CALIFORNIA                               92563
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (909) 926-1866
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                ----------------

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ITEM 5. OTHER EVENTS.

On June 1, 2000, Laser Power Corporation ("Company") entered into an Agreement and Plan of Merger ("Merger Agreement"), filed herewith as Exhibit 2, with Union Miniere U.S.A., Inc. ("Union Miniere"), a subsidiary of n.v. Union Miniere s.a., and ACEC, Inc., a wholly owned subsidiary of Union Miniere. The Merger Agreement provides that Union Miniere, through its subsidiary ACEC, Inc., will commence a tender offer in June for all of the outstanding shares of the Company's common stock at a price of $4 per share.

Following the successful conclusion of the tender offer and subject to shareholder approval, the Company shall be merged into ACEC, Inc., and shall become a wholly owned subsidiary of Union Miniere. Shares which remain outstanding as of the date of the Merger shall also be purchased at a price of $4 per share. Pursuant to the terms of the Merger Agreement, the Company has agreed to support the tender offer unless prior to completion of such offer, the Board of Directors of the Company determines that it has been presented with a superior acquisition proposal. In the event the Board makes such a determination and elects to terminate the Merger Agreement, there is a termination fee of $2,000,000 payable to Union Miniere.

Both the tender offer and the consummation of the transactions in the Merger Agreement are subject to a number of conditions and qualifications, all of which are forth in detail in Exhibit 2.

In connection with the execution of the Merger Agreement, the Company executed an Amendment to the Rights Agreement which was adopted on October 15, 1999, filed herewith as Exhibit 3. The purpose of the Rights Agreement is to provide an impediment to a takeover of the Company which occurs without the approval of the Company's Board of Directors and the Rights Agreement was therefore amended to exempt the Merger Agreement from its provisions.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

Exhibit 1  Registrant's Joint Press Release issued on June 1, 2000.

Exhibit 2 Agreement and Plan of Merger by and among Laser Power Corporation, Union Miniere USA INC. and ACEC, INC

Exhibit 3 Amendment to Rights Agreement by and among Laser Power Corporation and American Securities Transfer and Trust, Inc.



                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LASER POWER CORPORATION


Date: June 2, 2000                  /S/ Bernard J. Brady
                                    -----------------------------------
                                    Bernard J. Brady
                                    Vice President,
                                    Chief Financial Officer and Secretary
                                    (Principal Financial and Accounting Officer)


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